Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Kaydon Corporation (the “Company”) on Form 10-Q for the period ended September 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James O’Leary, President and Chief Executive Officer of the Company, and Kenneth W. Crawford, Senior Vice President — Chief Financial Officer and Corporate Controller of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2007	/s/ James O’Leary
James O’ Leary
President and Chief Executive Officer

/s/Kenneth W. Crawford
Kenneth W. Crawford
Senior Vice President — Chief Financial Officer and Corporate Controller

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